UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 6, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  MATERIAL DEFINITIVE AGREEMENTS

Authorized on March 6, 2006
General Motors Executive Retirement Plan


On February 7, 2006, General Motors announced that the retirement plans for salaried employees will be "capped" at current levels and competitive but lower cost plans would be implemented.

Consistent with this initiative, on March 6, 2006, the Executive Compensation Committee of the Board of Directors took the following actions with regard to the Supplemental Executive Retirement Program ("SERP") for executive employees, including Named Executive Officers, in the United States. Consistent with modifications for the tax-qualified Salaried Retirement Program, benefits paid to current GM retirees under the existing SERP will not be affected by this change.

o Effective December 31, 2006, benefits accrued under the current non-qualified SERP will be frozen for all U.S. executives actively employed by General Motors Corporation on that date.
o Participating executives will establish a frozen accrued benefit based on existing formulas, length of service, and compensation history as of December 31, 2006.

Effective January 1, 2007 the SERP will be amended to become the General Motors Executive Retirement Plan ("ERP"). Like the current SERP, the ERP will provide unfunded, non tax-qualified benefits. The ERP will be aligned with the tax-qualified U.S. Salaried Employee Retirement Program (also effective January 1, 2007). The ERP will provide for the accrual of retirement benefits on base salary above the amount of annual compensation permissible under Internal Revenue Code 401(a) (17) for tax-qualified plans, plus actual bonus paid, as follows:

o Executives hired prior to January 1, 2001 will participate in a defined benefit ("DB") formula with benefit accrual based on 1.25% of eligible pay per year of credited service accrued after January 1, 2007.
o Executives hired after January 1, 2001 will participate in a defined contribution ("DC") formula with a monthly Corporation contribution credit of 4.0% of eligible pay. Participants in the DC formula will be afforded the opportunity to select from a number of market based investment returns on notional account balances.

The Corporation has made these modifications in conjunction with other cost reduction measures as part of the previously announced "Turnaround Plan" for GM North America and estimates that these changes are expected to reduce GM's year-end 2006 unfunded pension liability for active executives by approximately $60 million.



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  March 7, 2006                 By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)